UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 4, 2003

USA INTERACIVE

(Exact name of Registrant as specified in charter)

Delaware

0-20570

59-2712887

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

152 West 57th Street, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 314-7300

ITEM 9.  REGULATION FD DISCLOSURE

On June 4, 2003, the Registrant presented at the Deutsche Bank Media Conference.  A copy of the Registrant’s investor presentation materials for such conference, appearing in Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USA INTERACTIVE

By: /s/ Julius Genachowski
Name: Julius Genachowski
Title: Executive Vice President and
General Counsel

Date: June 4, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation Materials.